Exhibit 10.52

Execution Version

FIRST AMENDMENT

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

among

NEWPARK RESOURCES, INC.,

as Borrower,

THE LENDERS FROM TIME TO TIME PARTIES HERETO,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

BANK OF AMERICA, N.A.,

as Syndication Agent,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Documentation Agent,

Dated as of October 10, 2012

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”) dated as of October 10, 2012, is among NEWPARK RESOURCES, Inc., a Delaware corporation, (the “Borrower”), each of the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”), and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

A.     The Borrower, the Administrative Agent, the Lenders and the other Agents party thereto are parties to that certain Amended and Restated Credit Agreement dated as of November 22, 2011 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit and other financial accommodations available to and on behalf of the Borrower and its Subsidiaries.

B.     The Borrower has requested, and the Administrative Agent and the Lenders have agreed, to amend certain provisions of the Credit Agreement.

C.     Now, therefore, to induce the Administrative Agent and the Majority Lenders to enter into this First Amendment and in consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.      Defined Terms. Each capitalized term used herein (including, without limitation, in the recitals hereof) but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this First Amendment. Unless otherwise indicated, all section references in this First Amendment refer to sections of the Credit Agreement.

2.      Amendments to Credit Agreement.

(a)    Amendment to Introductory Paragraph of Credit Agreement. The introductory paragraph of the Credit Agreement is hereby amended by deleting therefrom the following parenthetical phrase: “(as the same may be amended or modified from time to time, this “Agreement”)”.

(b)     Amendment to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of “Agreement” set forth therein in its entirety as follows:

“Agreement”: this Amended and Restated Credit Agreement, as amended by that the First Amendment and as the same may from time to time be further amended, modified, supplemented or restated.

(c)     Amendment to Section 1.1.     Section 1.1 of the Credit Agreement is hereby further amended by adding the definition set forth below in the appropriate alphabetical order:

“First Amendment”: that certain First Amendment to Second Amended and Restated Credit Agreement dated as of October 10, 2012 among the Borrower, the Lenders signatory thereto and the Agent.

(d)     Amendment to Section 1.1. Section 1.1 is hereby further amended by amending and restating the definition of “Consolidated Total Debt” in its entirety as follows:

“Consolidated Total Debt”: at any date, the aggregate principal amount of all Indebtedness of the Borrower and its Subsidiaries at such date determined on a consolidated basis in accordance with GAAP; provided, that for purposes of calculating the Consolidated Leverage Ratio and the Senior Secured Leverage Ratio, L/C Obligations shall be included in the calculation of Consolidated Total Debt; it being expressly agreed and acknowledged, for the avoidance of doubt, that for purposes of the Applicable Pricing Grid, beginning with the fiscal quarter ending on June 30, 2012, L/C Obligations shall not be included in the calculation of Consolidated Total Debt.

3.     Conditions Precedent. This First Amendment shall become effective on the date when each of the following conditions is satisfied (or waived in accordance with Section 10.1):

(a)     The Administrative Agent shall have received from each of the Lenders and the Borrower counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Person.

(b)     The Administrative Agent shall have received the Acknowledgment and Confirmation substantially in the form of Exhibit “A” hereto, executed and delivered by an authorized officer of each Loan Party signatory thereto.

(c)     No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this First Amendment.

The Administrative Agent is hereby authorized and directed to declare this First Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 10.1. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

4.     Miscellaneous.

(a)     Confirmation. The provisions of the Credit Agreement as amended by this First Amendment shall remain in full force and effect following the effectiveness of this First Amendment.

(b)     Ratification and Affirmation; Representations and Warranties. The Borrower hereby (a) acknowledges the terms of this First Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment:

(i)     all of the representations and warranties made by it in each Loan Document to which it is a party are true and correct in all material respects (except those which have a materiality qualifier, which shall be true and correct as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date,

(ii)     no Default or Event of Default has occurred and is continuing, and

(iii)     no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

(c)     Loan Document. This First Amendment is a Loan Document.

(d)     Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

(e)     NO ORAL AGREEMENT. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS AMONG THE PARTIES.

(f)     GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(g)     Payment of Expenses. In accordance with Section 10.5, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of- pocket costs and reasonable expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

(h)     Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(i)     Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Remainder of page intentionally left blank. Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

BORROWER:	NEWPARK RESOURCES, INC.

	By:	/s/ Gregg Piontek
Gregg Piontek
Chief Financial Officer and Vice President

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

ADMINISTRATIVE AGENT:	JPMORGAN CHASE BANK, N.A.,

	By:	/s/ Preeti Bhatnagar
	Name:	Preeti Bhatnagar
	Title:	Authorized Officer

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

LENDER:	JPMORGAN CHASE BANK, N.A.,

	By:	/s/ Preeti Bhatnagar
	Name:	Preeti Bhatnagar
	Title:	Authorized Officer

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

LENDER:	BANK OF AMERICA, N.A.,

	By:	/s/ Julie Castano
	Name:	Julie Castano
	Title:	Vice President

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION,

	By:	/s/ Donald W. Herrick, Jr.
	Name:	Donald W. Herrick, Jr.
	Title:	Director

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION,

	By:	/s/ Don Backer
	Name:	Don Backer
	Title:	SVP

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

LENDER:	COMERICA BANK,

	By:	/s/ Brad Kuhn
	Name:	Brad Kuhn
	Title:	Officer

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

EXHIBIT A

FORM OF ACKNOWLEDGEMENT AND CONFIRMATION

1.     Reference is made to the First Amendment to Second Amended and Restated Credit Agreement, dated as of October 10, 2012 (the “First Amendment”), amending that certain Second Amended and Restated Credit Agreement, dated as of November 22, 2011, among NEWPARK RESOURCES, Inc., a Delaware corporation, (the “Borrower”), each of the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”), and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

2.     The Credit Agreement is being amended pursuant to the First Amendment.

3.     Each of the parties hereto (collectively, the “Guarantors” and each, a “Guarantor”) hereby (a) acknowledges the terms of the First Amendment; (b) ratifies and affirms its obligations, and acknowledges its continued liability, under each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as amended by the First Amendment and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment:

(a)     all of the representations and warranties made by it in each Loan Document to which it is a party are true and correct in all material respects (except those which have a materiality qualifier, which shall be true and correct as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, and

(b)     no Default or Event of Default has occurred with respect to it and is continuing under any Loan Document.

4.     THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

5.     This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Remainder of page intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF, the Guarantors hereto have caused this Acknowledgment and Confirmation to be duly executed and delivered by their proper and duly authorized officers as of October 10, 2012.

GUARANTORS:

EXCALIBAR MINERALS LLC
NEWPARK DRILLING FLUIDS LLC
NEWPARK MATS & INTEGRATED SERVICES LLC
NEWPARK ENVIRONMENTAL SERVICES LLC

By:	/s/ Gregg Piontek
Name:	Gregg Piontek
Title:

[Signature Page to Exhibit A]